THE GABELLI ABC FUND


                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                          [GRAPHIC OMITTED - 4 STARS]

           MORNINGSTAR RATED(TM) GABELLI ABC FUND 4 STARS OVERALL AND
            FOR THE THREE- AND FIVE-YEAR PERIOD ENDED 12/31/00 AMONG
               4164 AND 2542 DOMESTIC EQUITY FUNDS, RESPECTIVELY.


         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY. TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."
                - Warren Buffett


[GRAPHIC OMITTED - BOOK]


TO OUR SHAREHOLDERS,

      Our mandate is to preserve and enhance shareholder assets in good markets and bad. Although 2000 was the worst year for equities since 1981, the ABC Fund delivered a solid return. The portfolio mix of short-term U.S. Treasuries, carefully selected risk arbitrage investments, and undervalued stocks helped us prosper in this year's hostile market.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, the Gabelli ABC Fund's (the "Fund") total return was 2.89%. The Standard & Poor's ("S&P") 500 Index declined 7.82% and the Lipper U.S. Treasury Money Market Average rose 5.94% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 10.85% for 2000. The S&P 500 Index declined 9.10% and the Lipper U.S. Treasury Money Market Average rose 5.54% over the same twelve-month period.

[GRAPHIC OMITTED - PYRAMID TEXT AS FOLLOWS:]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      For the two-year period ended December 31, 2000, the Fund's total return averaged 9.92% annually versus average annual returns of 4.90% and 4.92% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. For the five-year period ended December 31, 2000, the Fund's total return averaged 10.29% annually versus average annual total returns of 18.33% and 4.85% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through December 31, 2000, the Fund had a cumulative total return of 106.95%, which equates to an average annual total return of 9.99%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                      QUARTER
                                       1ST    2ND        3RD     4TH     YEAR
                                    ------   -----     ------   -----   -----
  2000:   Net Asset Value ........   $9.67   $9.89     $10.17   $9.45   $9.45
          Total Return ...........    2.4%    2.3%       2.8%    2.9%   10.9%
--------------------------------------------------------------------------------
  1999:   Net Asset Value ........   $9.65  $10.20     $10.21   $9.44   $9.44
          Total Return ...........    0.6%    5.7%       0.1%    2.4%    9.0%
--------------------------------------------------------------------------------
  1998:   Net Asset Value ........  $10.64  $10.68     $10.16   $9.59   $9.59
          Total Return ...........    4.0%    0.4%     (4.9)%   11.9%   11.1%
--------------------------------------------------------------------------------
  1997:   Net Asset Value ........   $9.98  $10.45     $10.74  $10.23  $10.23
          Total Return ...........    1.4%    4.7%       2.8%    3.3%   12.8%
--------------------------------------------------------------------------------
  1996:   Net Asset Value ........  $10.10  $10.16      $9.77   $9.84   $9.84
          Total Return ...........    4.1%    0.6%       0.8%    2.2%    7.8%
--------------------------------------------------------------------------------
  1995:   Net Asset Value ........   $9.94  $10.14     $10.41   $9.71   $9.71
          Total Return ...........    3.9%    2.0%       2.7%    2.2%   11.2%
--------------------------------------------------------------------------------
  1994:   Net Asset Value ........  $10.12  $10.11     $10.42   $9.57   $9.57
          Total Return ...........    0.9%  (0.1)%       3.1%    0.6%    4.5%
--------------------------------------------------------------------------------
  1993:   Net Asset Value ........     __   $10.10     $10.63  $10.03  $10.03
          Total Return ...........     __     1.0%(b)    5.2%    2.6%    9.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS - DECEMBER 31, 2000 (A)
                 ----------------------------------------------

  1 Year ....................................       10.85%
  5 Year ....................................       10.29%
  Life of Fund (b) ..........................        9.99%
--------------------------------------------------------------------------------

                    DIVIDEND HISTORY
-------------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE  REINVESTMENT  PRICE
-------------------------------------------------------
December 27,  2000       $1.010           $ 9.41
December 27, 1999        $1.000           $ 9.32
December 28, 1998        $1.763           $ 9.50
December 29, 1997        $0.860           $10.17
December 27, 1996        $0.146           $ 9.83
September 30, 1996       $0.470           $ 9.77
December 28, 1995        $0.930           $ 9.71
December 28, 1994        $0.910           $ 9.52
December 31, 1993        $0.880           $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.

--------------------------------------------------------------------------------

COMMENTARY
MERGERS AND ACQUISITIONS
      Mergers and acquisitions worldwide surpassed $3.4 trillion in 2000, producing the eighth consecutive record year for the continuing M&A expansion. In the U.S., announced mergers totaled more than $1.83 trillion, up 12.9% over 1999's haul of $1.56 trillion. Practically every industry in America has been affected, including telecommunications, banking, utilities, and security dealers.

      The trends fueling the historic level of mergers include: a desire to create larger companies that can better compete in the global marketplace; the search for sales and profit growth by companies in mature markets; a deep-seated desire to cut costs and realize more efficiencies; and the always-present need to keep investors happy by realizing "shareholder value."

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
       THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE AND THE S&P 500 INDEX

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                Lipper U.S. Treasury
             Gabelli ABC Fund   Money Market Average   S&P 500 Index
5/14/93          $10,000             $10,000             $10,000
Dec-93            10,910              10,163              10,659
Dec-94            11,401              10,530              10,798
Dec-95            12,278              11,091              14,858
Dec-96            13,667              11,618              18,275
Dec-97            15,410              12,139              24,370
Dec-98            17,127              12,706              31,374
Dec-99            18,668              13,247              37,972
Dec-00            20,693              13,981              34,517

THE PERFECT STORM

      In the best selling novel and popular motion picture "The Perfect Storm," three separate weather systems converged to produce a storm of epic proportions in the North Atlantic. In the last four months of 2000, separate forces converged to swamp the global economy and equity markets.

      Rapidly rising oil prices took $50 billion out of U.S. consumers' pockets for gasoline expenditures alone. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. The tight Fed policy and its impact on the money supply and short-term interest rates worked. Finally, the disputed U.S. Presidential election inflicted thirty-seven days of uncertainty, and consumers began buckling up their life preservers. The global economic ship floundered and U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession.

      At the beginning of September, companies in a wide range of industries began issuing third quarter earnings warnings -- some just weeks after assuring Wall Street that they would meet consensus expectations. Some of these companies cited the impact of the "weak Euro" on reported profits. When third quarter earnings disappointed and companies began warning that fourth quarter results would also fall short of estimates, the market began taking on water from all sides.

FAIRER WEATHER AHEAD?

      As we prepare this letter, we are experiencing a temporary calm. However, small craft warnings are still in effect, and we suggest investors prepare themselves for high winds of volatility and choppy market seas over the next several quarters. The depth of the recession -- we like to say how bad is bad -- will be tied to the ability of monetary and fiscal policy to overcome the combined drops from capital spending and the wealth effect.

      Our longer term forecast is for an economic (and earnings) recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President-elect George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we do think some tax relief is on the horizon. The Federal Reserve has blinked, acknowledging that the risk of recession now outweighs that of inflation, and has already reduced interest rates by 100 basis points in 2001. We believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and

Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and by the fourth quarter of 2001 should result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

      New full disclosure regulations should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly.

ADDITIONAL CATALYSTS

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                          1997       1998      1999       2000
-------                         ------     ------    ------     ------
U.S. Deals                      $  919     $1,620    $1,745     $1,833
Stock Buybacks                     181        207       176        227
Mutual Funds                       232        159       222        297
Dividends                          335        352       371        400
                                ------     ------    ------     ------
TOTAL SOURCES:                  $1,667     $2,338    $2,514     $2,757
                                ======     ======    ======     ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

OUR ADVICE

      Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce generous long-term rewards.

WHAT IS RISK ARBITRAGE?

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

THIS YEAR'S SCORECARD

      Utilities company investments including El Paso Electric, AGL Resources, GPU Inc., and Piedmont Natural Gas performed exceptionally well this year. Florida hospitality company Boca Resorts and wireless communications infrastructure firm American Tower Systems were also notable performers. Competitive Local Exchange Carrier ("CLEC") GST Telecommunications, specialty metals producer WHX, and auto parts manufacturer Federal Mogul were among the portfolio's biggest disappointments.

      Cash in the form of short-term U.S. Treasury securities was not trash this year. The modest dividends from cash reserves were quite welcome in this year's distressed stock market. Although merger and acquisition activity slowed somewhat in 2000, there were plenty of solid risk arbitrage investments to take advantage of. Good annualized returns from our arbitrage positions contributed substantially to returns.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ACNIELSEN CORP. (ART - $36.25 - NYSE) agreed to be acquired by VNU NV for $2.3 billion in cash to become the world's biggest provider of market research to advertisers and retailers. The purchase, following VNU's acquisition of the U.S. TV ratings company Nielsen Media Research last year, reunites the two companies. VNU will pay $36.75 per share through a cash tender offer. The purchase will make VNU the largest marketing information company, with annual sales in that industry of about $2.6 billion a year. ACNielsen, whose services are available in more than 100 countries, makes about two-thirds of its revenue by providing data on sales of products at retailers. The company also tracks movie box office receipts and other media ratings and offers customized research and consumer panels.

BLOCK DRUG COMPANY, INC. (BLOCA - $52.6875 - NASDAQ), the global oral healthcare and over-the-counter medicine manufacturer and marketer, agreed to be acquired by SmithKline Beecham plc (SBH - $65.9375 - NYSE) in a $53.00 cash tender. Block's products, in addition to its global reach, are attractive to SmithKline. SmithKline has shifted its strategy to converting prescription drugs into non-prescription products in order to extend their profitability once they have lost patent protection. The transaction cleared all regulatory approvals in United States and Europe and was completed on January 12, 2001.

KEEBLER FOODS (KBL - 41.4375 - NYSE) agreed to be acquired by Kellogg Co. (K - $26.25 - NYSE) for $4.3 billion in assumed debt. Keebler shareholders will receive $42 per share and Kellogg will add faster growing cookies and crackers to its sluggish breakfast-cereal business. Keebler's biggest shareholder, Flowers Industries, put its 55% stake up for sale in July of 2000. The transaction, which is subject to regulatory approval, is expected to be completed by the end of the first quarter of 2001.

LANIER WORLDWIDE (LR - $3.00 - NYSE) signed a definitive agreement to be acquired by Ricoh Co., Japan's second-biggest office equipment maker, for $911 million in cash and debt. Ricoh has made a tender offer to buy all 85 million Lanier shares. The purchase will allow Ricoh to expand its copier business in the U.S., where rivals such as Xerox and Canon dominate the market. The tender offer was completed on January 24, 2001.

MUSICLAND STORES CORP. (MLG - $12.375 - NYSE) signed a definitive agreement to be acquired by Best Buy Co. (BBY - $29.5625 - NYSE) through a $12.55 per share cash tender offer. The total purchase price is about $685 million in cash and assumed debt for MLG, the biggest mall-based chain of music and video stores in the U.S. Best Buy is buying Musicland Stores to move into shopping malls and use the Musicland, Sam Goody and On Cue chains to sell more MP3 players, satellite systems and other electronics.

PHOENIX INVESTMENT PARTNERS LTD. (PXP - $15.6875 - NYSE), a Hartford, Connecticut-based investment management company, agreed to be purchased by Phoenix Home Life Mutual Insurance Co., one of the nation's largest mutual life insurers, for $15.75 per share. Phoenix Home Life had previously made a $15.20 offer for PXP but raised their bid to $15.75 when PXP was sued by a shareholder for selling at too low a price. PXP manages roughly $66 billion in assets in a range of different disciplines.

SHAW INDUSTRIES INC. (SHX - $18.9375 - NYSE), manufacturer of tufted broadloom carpet, received an offer from Berkshire Hathaway (BRK - $71,000 - NYSE) to purchase between 80.1% and 86% of the shares outstanding for $19.00 per share in cash. The remainder of the shares outstanding will remain with Shaw management and Shaw family members who will remain after the transaction is completed. Berkshire Hathaway's Warren Buffet is expecting the world's largest carpet maker to benefit from growth in home building and construction. The transaction is expected to close in early 2001.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO                   WHAT                          WHEN
---                   ----                          ----
Mario Gabelli         Chief Investment Officer      First Monday of each month
Howard Ward           Large Cap Growth              First Tuesday of each month
Barbara Marcin        Large Cap Value               Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Over the last several years, we have repeatedly expressed our concern over high equities valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. With valuations now more in line with still favorable long term fundamentals, stocks are on more solid footing. We expect the market to remain volatile as stock prices continue to adjust to a slower growth economy. Looking farther ahead, we believe equities will recover and continue to provide attractive long term returns for disciplined investors. Regardless of stock market dynamics, we will strive to continue to produce consistently respectable returns for our shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/SIGNATURE

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000

Shaw Industries Inc.                    Keebler Foods Co.
Phoenix Investment Partners Ltd.        WilliametteIndustries Inc.
Block Drug Co. Inc.                     Musicland Stores Corp.
ACNielsen Corporation                   Avis Group Holdings Inc.
Lanier Worldwide, Inc.                  MicroTouch Systems, Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                     MARKET
    SHARES                                               COST        VALUE
  --------                                            ----------   ----------

             COMMON STOCKS -- 89.4%
             AGRICULTURE -- 0.3%
     4,000   Agribrands International Inc.+ ......    $  212,637   $  214,000
                                                     -----------  -----------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
    15,000   Federal-Mogul Corp. .................        78,563       34,687
                                                     -----------  -----------
             AVIATION: PARTS AND SERVICES -- 1.5%
    24,000   Aviall Inc.+ ........................       345,426      121,500
    10,000   Fairchild Corp., Cl. A+ .............       131,565       55,000
   152,000   Hi-Shear Industries Inc. ............       363,653      399,000
    22,000   Kaman Corp., Cl. A ..................       395,473      371,250
                                                     -----------  -----------
                                                       1,236,117      946,750
                                                     -----------  -----------
             BROADCASTING -- 2.1%
     7,500   BHC Communications
              Inc., Cl. A+ .......................     1,148,569      969,375
     4,000   Liberty Corp. .......................       175,808      162,750
     2,000   Salem Communications
              Corp., Cl. A+ ......................        27,603       29,875
     1,400   United Television Inc. ..............       195,116      162,400
                                                     -----------  -----------
                                                       1,547,096    1,324,400
                                                     -----------  -----------
             BUSINESS SERVICES -- 12.9%
   150,000   ACNielsen Corp.+ ....................     5,418,075    5,437,500
    70,000   Avis Group Holdings Inc.+ ...........     2,243,313    2,279,375
    35,000   Cendant Corp.+ ......................       599,454      336,875
     2,580   ProcureNet Inc.+(a) .................             0          387
                                                     -----------  -----------
                                                       8,260,842    8,054,137
                                                     -----------  -----------
             COMPUTER SOFTWARE AND SERVICES -- 3.4%
     1,000   Global Sources Ltd.+ ................        32,625        8,750
   100,000   MicroTouch Systems Inc.+ ............     2,062,500    2,089,062
                                                     -----------  -----------
                                                       2,095,125    2,097,812
                                                     -----------  -----------
             CONSUMER PRODUCTS -- 12.8%
   409,500   Shaw Industries Inc. ................     7,657,704    7,754,906
    28,942   Syratech Corp.+ .....................       911,975      213,447
                                                     -----------  -----------
                                                       8,569,679    7,968,353
                                                     -----------  -----------
             DIVERSIFIED INDUSTRIAL -- 0.4%
     6,000   Ampco-Pittsburgh Corp. ..............        69,606       72,000
    19,620   Harbor Global Co. Ltd.+ .............        79,706       98,100
    10,000   Katy Industries Inc. ................       226,375       60,000
                                                     -----------  -----------
                                                         375,687      230,100
                                                     -----------  -----------
             ENERGY AND UTILITIES: ELECTRIC -- 3.1%
     7,000   Bangor Hydro-Electric Co. ...........       167,475      179,813
    31,000   El Paso Electric Co.+ ...............       259,275      409,200
    20,000   GPU Inc. ............................       636,000      736,250
    20,000   Northeast Utilities .................       457,875      485,000
     5,000   St. Joseph Light & Power Co. ........       102,750      122,500
                                                     -----------  -----------
                                                       1,623,375    1,932,763
                                                     -----------  -----------

                                                                     MARKET
    SHARES                                               COST        VALUE
  --------                                            ----------   ----------

             ENERGY AND UTILITIES: INTEGRATED -- 0.1%
    20,000   NiSource Inc.+ ......................     $  40,000    $  55,000
    25,000   Progress Energy Inc. ................        13,000       11,250
                                                     -----------  -----------
                                                          53,000       66,250
                                                     -----------  -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 2.1%
    15,000   AGL Resources Inc. ..................       269,056      330,937
     2,000   Piedmont Natural Gas Co. Inc. .......        49,883       76,375
    40,000   Southwest Gas Corp. .................       965,225      875,000
                                                     -----------  -----------
                                                       1,284,164    1,282,312
                                                     -----------  -----------
             ENERGY AND UTILITIES: WATER -- 3.8%
   200,000   Azurix Corp.+ .......................     1,432,325    1,637,500
     7,000   SJW Corp. ...........................       814,162      714,000
                                                     -----------  -----------
                                                       2,246,487    2,351,500
                                                     -----------  -----------
             ENTERTAINMENT -- 0.7%
     8,400   Fisher Companies Inc. ...............       547,211      462,000
                                                     -----------  -----------
             EQUIPMENT AND SUPPLIES -- 7.3%
   100,000   Brown & Sharpe
              Manufacturing Co., Cl. A ...........       502,500      487,500
     9,674   Juno Lighting Inc. ..................       144,859       50,788
 1,300,000   Lanier Worldwide Inc.+ ..............     3,763,500    3,900,000
    10,000   UCAR International Inc.+ ............       165,824       97,500
                                                     -----------  -----------
                                                       4,576,683    4,535,788
                                                     -----------  -----------
             FINANCIAL SERVICES -- 14.6%
    32,000   Argonaut Group Inc. .................     1,056,483      672,000
    20,000   Dain Rauscher Corp. .................     1,863,500    1,893,750
     5,000   Leucadia National Corp. .............       174,181      177,187
       562   Markel Corp.+ .......................        73,060      101,722
   400,000   Phoenix Investment
              Partners Ltd. ......................     6,206,407    6,275,000
                                                     -----------  -----------
                                                       9,373,631    9,119,659
                                                     -----------  -----------
             FOOD AND BEVERAGE -- 5.2%
    20,000   Advantica Restaurant
              Group Inc.+ ........................       131,474       12,500
     5,000   IBP Inc. ............................       127,125      133,750
    72,900   Keebler Foods Co. ...................     3,006,058    3,020,794
     5,000   WLR Foods Inc. ......................        69,278       70,312
                                                     -----------  -----------
                                                       3,333,935    3,237,356
                                                     -----------  -----------
             HEALTH CARE -- 9.0%
   107,000   Block Drug Co. Inc., Cl. A ..........     5,606,849    5,637,563
                                                     -----------  -----------
             HOME FURNISHINGS -- 0.1%
   320,000   Carlyle Industries Inc.+ ............       150,016       80,000
     8,000   O'Sullivan Industries
              Holdings Inc.+ .....................         4,750        3,375
                                                     -----------  -----------
                                                         154,766       83,375
                                                     -----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                     MARKET
    SHARES                                               COST        VALUE
  --------                                            ----------   ----------

             COMMON STOCKS (CONTINUED)
             HOTELS AND GAMING -- 0.1%
     2,500   Boca Resorts Inc., Cl. A+ ...........    $   18,875   $   35,938
                                                     -----------  -----------
             METALS AND MINING -- 0.0%
    10,000   Royal Oak Mines Inc.+ ...............        11,858           28
                                                     -----------  -----------
             PAPER AND FOREST PRODUCTS -- 4.7%
    62,000   Willamette Industries Inc. ..........     2,841,180    2,910,125
                                                     -----------  -----------

             REAL ESTATE -- 0.4%
    20,000   Griffin Land & Nurseries Inc.+ ......       322,381      230,000
     3,169   HomeFed Corp.+ ......................           567        2,694
                                                     -----------  -----------
                                                         322,948      232,694
                                                     -----------  -----------
             RETAIL -- 4.3%
     8,000   Lillian Vernon Corp. ................       132,815       56,000
   210,000   Musicland Stores Corp.+ .............     2,579,250    2,598,750
                                                     -----------  -----------
                                                       2,712,065    2,654,750
                                                     -----------  -----------
             TELECOMMUNICATIONS -- 0.5%
    65,000   GST Telecommunications Inc.+ ........         4,313          358
     9,500   Shenandoah
              Telecommunications Co. .............       214,381      305,188
     3,000   Telegroup Inc.+ .....................            32           14
    10,000   USN Communications Inc.+ ............           150           60
                                                     -----------  -----------
                                                         218,876      305,620
                                                     -----------  -----------
             TRANSPORTATION -- 0.0%
     3,000   World Airways Inc.+ .................        18,229        3,000
                                                     -----------  -----------
             WIRELESS COMMUNICATIONS -- 0.0%
       500   American Tower Corp., Cl. A+ ........         7,707       18,937
                                                     -----------  -----------
             TOTAL COMMON STOCKS .................    57,327,585   55,739,897
                                                     -----------  -----------

             PREFERRED STOCKS -- 0.3%
             DIVERSIFIED INDUSTRIAL -- 0.0%
             WHX Corp.,
    11,500    6.50% Cv. Pfd., Ser. A .............       509,983       40,250
     7,000    $3.75 Cv. Pfd., Ser. B .............       269,908       24,063
                                                     -----------  -----------
                                                         779,891       64,313
                                                     -----------  -----------
             TELECOMMUNICATIONS -- 0.3%
     3,000   Citizens Communications Co.,
              5.00% Cv. Pfd. .....................       147,020      159,000
                                                     -----------  -----------
             TOTAL PREFERRED STOCKS ..............       926,911      223,313
                                                     -----------  -----------

 PRINCIPAL                                                           MARKET
  AMOUNT                                                 COST        VALUE
  --------                                            ----------   ----------

             CORPORATE BONDS -- 0.8%
             ENVIRONMENTAL SERVICES -- 0.5%
$  300,000   Waste Management Inc.,
              Sub. Deb. Cv.
              4.00%, 02/01/02 ....................   $   285,574  $   290,250
                                                     -----------  -----------
             HOME FURNISHINGS -- 0.0%
 1,500,000   Pillowtex Corp.,
              Sub. Deb. Cv.
              6.00%, 03/15/12+ ...................         5,642        3,750
                                                     -----------  -----------
             HOTELS AND GAMING -- 0.3%
   205,000   Hilton Hotels Corp.,
              Sub. Deb. Cv.
              5.00%, 05/15/06 ....................       165,243      174,506
                                                     -----------  -----------
             RETAIL -- 0.0%
   200,000   RDM Sports Group Inc., Cv.+
              8.00%, 08/15/03 ....................        68,918       20,000
                                                     -----------  -----------
             TRANSPORTATION -- 0.0%
   850,000   Builders Transport Inc., Cv.+
              6.50%, 05/01/11 ....................       105,938            0
                                                     -----------  -----------
             TOTAL CORPORATE BONDS ...............       631,315      488,506
                                                     -----------  -----------
    SHARES
   --------

             RIGHTS -- 0.0%
             FINANCIAL SERVICES -- 0.0%
       562   Markel Corp. Rights+ ................         5,023        1,686
                                                     -----------  -----------
             TOTAL
              INVESTMENTS -- 90.5% ...............   $58,890,834   56,453,402
                                                     -----------  -----------
             OTHER ASSETS AND
              LIABILITIES (NET) -- 9.5% ........................    5,918,255
                                                                  -----------
             NET ASSETS -- 100.0% ..............................  $62,371,657
                                                                  ===========
   ------------------------
             For Federal tax purposes:
             Aggregate cost ....................................  $58,946,671
                                                                  ===========
             Gross unrealized appreciation .....................  $ 1,413,055
             Gross unrealized depreciation .....................   (3,906,324)
                                                                  -----------
             Net unrealized depreciation .......................  $(2,493,269)
                                                                  ===========
   ------------------------
   (a) Security fair valued under procedures established by the Board of Directors.
   +   Non-income producing security.

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $58,890,834) .........    $56,453,402
  Dividends and interest receivable ................         58,190
  Receivable for Fund shares sold ..................     10,933,552
  Other assets .....................................          3,305
                                                        -----------
  TOTAL ASSETS .....................................     67,448,449
                                                        -----------
LIABILITIES:
  Payable for investments purchased ................          6,957
  Payable for investment advisory fees .............         53,046
  Payable for distribution fees ....................         13,261
  Payable to custodian .............................      4,942,400
  Other accrued expenses ...........................         61,128
                                                        -----------
  TOTAL LIABILITIES ................................      5,076,792
                                                        -----------
  NET ASSETS applicable to 6,599,014
    shares outstanding .............................    $62,371,657
                                                        ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ......................    $     6,599
  Additional paid-in capital .......................     64,858,327
  Distributions in excess of net realized
    gain on investments ............................        (55,837)
  Net unrealized depreciation on investments .......     (2,437,432)
                                                        -----------
  TOTAL NET ASSETS .................................    $62,371,657
                                                        ===========
  NET ASSET VALUE, offering and redemption
    price per share ($62,371,657 (DIVIDE)
    6,599,014 shares outstanding;
    1,000,000,000 shares authorized
    of $0.001 par value) ...........................         $ 9.45
                                                             ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ........................................     $1,000,837
  Interest .........................................      1,073,113
                                                         ----------
  TOTAL INVESTMENT INCOME ..........................      2,073,950
                                                         ----------
EXPENSES:
  Investment advisory fees .........................        680,789
  Distribution fees ................................        170,197
  Shareholder services fees ........................         40,678
  Interest expense .................................         29,579
  Legal and audit fees .............................         27,774
  Custodian fees ...................................         22,041
  Shareholder communications expenses ..............         18,877
  Registration fees ................................         13,611
  Directors' fees ..................................          9,575
  Miscellaneous expenses ...........................          5,072
                                                         ----------
  TOTAL EXPENSES ...................................      1,018,193
                                                         ----------
  NET INVESTMENT INCOME ............................      1,055,757
                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investments .................      7,416,955
  Net change in unrealized depreciation
    on investments .................................     (1,429,620)
                                                         ----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS .................................      5,987,335
                                                         ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ................................     $7,043,092
                                                         ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                               DECEMBER 31, 2000   DECEMBER 31, 1999
                                                               -----------------   -----------------
OPERATIONS:
  Net investment income ....................................      $ 1,055,757         $   985,497
  Net realized gain on investments and futures contracts ...        7,416,955           5,778,370
  Net change in unrealized depreciation on investments .....       (1,429,620)           (903,185)
                                                                  -----------         -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....        7,043,092           5,860,682
                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................         (597,064)           (463,667)
  Net realized gain on investments .........................       (4,427,793)         (2,734,053)
                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................       (5,024,857)         (3,197,720)
                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions       17,569,935             762,387
                                                                  -----------         -----------
  NET INCREASE IN NET ASSETS ...............................       19,588,170           3,425,349

NET ASSETS:
  Beginning of period ......................................       42,783,487          39,358,138
                                                                  -----------         -----------
  End of period ............................................      $62,371,657         $42,783,487
                                                                  ===========         ===========

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $458,693 and decrease accumulated net realized gain on investments for $3,032,998 with an offsetting adjustment to additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $170,197, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $314,611,203 and $165,403,524, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $391,304 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. The balance outstanding at December 31, 2000 was $4,943,000.

The average daily amount of borrowings outstanding within the year ended December 31, 2000 was $459,951, with a related weighted interest rate of 7.23%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $6,566,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold ......................................   11,314,612      $109,756,005       8,133,675      $ 79,459,417
Shares issued upon reinvestment of dividends .....      492,200         4,631,598         331,243         3,087,197
Shares redeemed ..................................   (9,740,591)      (96,817,668)     (8,037,283)      (81,784,227)
                                                     ----------      ------------      ----------      ------------
    Net increase .................................    2,066,221      $ 17,569,935         427,635      $    762,387
                                                     ==========      ============      ==========      ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                             YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------
                                                                 2000        1999     1998        1997      1996
                                                               -------     -------   -------     -------   -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................     $  9.44     $  9.59   $ 10.23     $  9.84   $  9.71
                                                               -------     -------   -------     -------   -------
   Net investment income .................................        0.19        0.26      0.22        0.08      0.21
   Net realized and unrealized gain
     on investments ......................................        0.83        0.59      0.90        1.17      0.54
                                                               -------     -------   -------     -------   -------
   Total from investment operations ......................        1.02        0.85      1.12        1.25      0.75
                                                               -------     -------   -------     -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................       (0.12)      (0.14)    (0.22)      (0.08)    (0.21)
   In excess of net investment income ....................          --          --     (0.00)(a)   (0.01)       --
   Net realized gain on investments ......................       (0.89)      (0.86)    (1.54)      (0.77)    (0.41)
   In excess of net realized gain
     on investments ......................................          --          --     (0.00)(a)      --        --
                                                               -------     -------   -------     -------   -------
   Total distributions ...................................       (1.01)      (1.00)    (1.76)      (0.86)    (0.62)
                                                               -------     -------   -------     -------   -------
   NET ASSET VALUE, END OF PERIOD ........................     $  9.45     $  9.44   $  9.59     $ 10.23   $  9.84
                                                               =======     =======   =======     =======   =======
   Total return+ .........................................       10.9%        9.0%     11.1%       12.8%      7.8%
                                                               =======     =======   =======     =======   =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..................     $62,372     $42,783   $39,358     $35,228   $26,801
   Ratio of net investment income
     to average net assets ...............................       1.55%       1.37%     1.00%       0.87%     2.11%
   Ratio of operating expenses
     to average net assets (b) ...........................       1.50%(c)    1.47%     1.69%       2.26%     2.09%
   Portfolio turnover rate ...............................        312%        672%      299%        493%      343%

--------------------------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
 (a) Amount represents less than $0.005 per share.
 (b) The ratio of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.
 (c) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45%.

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli ABC Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the series constituting Gabelli Investor Funds, Inc.) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund of Investor Series Funds, Inc. at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /S/SIGNATURE


New York, New York
February 9, 2001



--------------------------------------------------------------------------------

                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.78 per share and long term capital gains totaling $0.23 per share. For the fiscal year ended December 31, 2000, 14.53% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 18.46%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
       Mario J. Gabelli, CFA           Mary E. Hauck
       CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
       INVESTMENT OFFICER              GABELLI-O'CONNOR FIXED INCOME
       GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

       Anthony J. Colavita             Karl Otto Pohl
       ATTORNEY-AT-LAW                 FORMER PRESIDENT
       ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

       Vincent D. Enright              Werner J. Roeder, MD
       FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
       AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL
       KEYSPAN ENERGY CORP.

                                    OFFICERS
       Mario J. Gabelli, CFA           Bruce N. Alpert
       PRESIDENT AND CHIEF             VICE PRESIDENT
       INVESTMENT OFFICER              AND TREASURER

       James E. McKee
       SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q400SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
[GRAPHIC OMITTED - ABC BLOCKS]
FUND




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000